UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2018

ESCO TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Today, February 6, 2018, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2018 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2018, the Registrant’s shareholders approved the Registrant’s 2018 Omnibus Incentive Plan (the “Plan”), by the vote set forth in Item 5.07, below. The Plan had been approved and adopted by the Registrant’s Board of Directors on November 9, 2017 subject to shareholder approval. The Plan replaces the Registrant’s 2013 Incentive Compensation Plan (the “2013 Plan”), which terminated as to new awards upon shareholder approval of the Plan.

The Plan, which is attached as Exhibit 10.1 to this report and is more fully described in the Proxy Statement for the Registrant’s 2018 Annual Meeting filed with the Securities and Exchange Commission on December 14, 2017, permits the Registrant’s Human Resources and Compensation Committee (the “Committee”) to grant awards based on shares of the Registrant’s common stock, as well as cash awards, to facilitate effective employee incentive arrangements, subject to limits on the numbers of shares specified for certain types of awards. Awards may be granted in the form of stock options (including incentive stock options), tandem stock appreciation rights, performance-accelerated restricted stock awards, other restricted stock awards, other stock-based awards, and cash-based awards. The Committee may delegate to the Registrant’s chief executive officer the authority to grant a limited number of stock options, and may delegate to the Registrant’s Executive Committee the authority to grant a limited number of other stock based awards, only to employees who are not reporting persons under Section 16 of the Exchange Act or covered employees (as defined in Section 162(m) of the Code). The number of shares with respect to which stock options and tandem stock appreciation rights may be granted to any individual during any calendar year may not exceed 150,000 shares.

The total number of authorized but unissued shares of the Registrant’s common stock allocated for awards under the Plan is 977,878, of which 350,000 are newly-authorized shares; the remaining 627,878 shares have been rolled over from the 2013 Plan, under which they were previously authorized but not awarded prior to its termination. Of these 627,878 shares, 100,000 shares may be used under the 2018 Plan only for stock options or other awards which require the participant to make a payment to the Registrant in order to receive actual shares, which is the same restriction that applied to the shares under the 2013 Plan. Another 400,000 shares previously authorized under the 2013 Plan have been de-authorized and will not be rolled over into the Plan. The Registrant may, in its discretion, use either treasury shares or authorized but unissued shares for awards.

No awards may be granted under the Plan after February 2, 2023, which is five years after its approval by the Registrant’s shareholders, or such earlier date as the Plan may be terminated by the Registrant’s Board of Directors or the Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of the Registrant’s stockholders was held on February 2, 2018. Each of the 25,835,902 shares entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of Proposals 3, 4 and 5 below. The affirmative vote of 85% of the shares outstanding and entitled to vote at the meeting was required to approve Proposal 2, the charter amendment. The vote totals below are rounded down to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.

At the meeting, there were 24,735,572 shares represented and voted on one or more matters, or 95.74% of the shares entitled to vote at the meeting. The voting on each of the proposals at the meeting was as follows:

Proposal 1, Election of Directors:

Nominee	“For”	“Withhold”	Broker Non-Votes	Percent of Shares Represented at the Meeting Voting “For”
Gary E. Muenster	21,128,346	2,550,372	1,056,853	89.23%
James M. Stolze	23,012,782	665,937	1,056,853	97.19%

Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominees, all of the nominees were duly elected.

Proposal 2, Charter Amendment to permit the Registrant’s shareholders to amend the Registrant’s Bylaws:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented at the Meeting Voting “For”	Percent of Outstanding Shares Voting “For”
23,666,170	5,849	6,700	1,056,853	99.95%	91.60%

Because the proposal received the affirmative vote of at least 85% of the outstanding shares entitled to vote on the matter, it was duly approved.

Proposal 3, Approval of the Registrant’s 2018 Omnibus Incentive Plan:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented at the Meeting Voting “For”
23,351,997	315,477	11,244	1,056,853	98.62%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Proposal 4, Ratification of the Registrant’s appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the 2018 fiscal year:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented at the Meeting Voting “For”
24,621,200	108,861	5,510	0	99.54%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Proposal 5, Advisory vote on the resolution to approve the compensation of the Registrant’s executive officers (“Say on Pay”):

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented at the Meeting Voting “For”
22,911,468	755,504	11,746	1,056,853	96.76%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Item 7.01 Regulation FD Disclosure

Today, February 6, 2018, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2018 first quarter financial and operating results. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com. It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	2018 Omnibus Incentive Plan
99.1	Press Release dated February 6, 2018

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2018

ESCO TECHNOLOGIES INC.

By:	/s/ Gary E. Muenster
Gary E. Muenster
Executive Vice President and Chief Financial Officer